
                      MONTHLY CERTIFICATEHOLDER'S STATEMENT
                       FIRST NORTH AMERICAN NATIONAL BANK

   --------------------------------------------------------------------------
   --------------------------------------------------------------------------

                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 1998-1

   --------------------------------------------------------------------------
   --------------------------------------------------------------------------


Pursuant  to the Master  Pooling  and  Servicing  Agreement  dated as of October
30,1997 the "Pooling and Servicing  Agreement"),  as  supplemented by the Series
1998-1 Supplement, dated as of November 13, 1998 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First
North  American  National  Bank,  as Transferor  and  Servicer,  and First Union
National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable
Distribution Date and Collection Period is set forth below:


       Collection Period Ending                               JULY 31, 2000
       Determination Date                                    AUGUST 8, 2000
       Distribution Date                                     AUGUST 15, 2000


                                                                      -----
       Class A Accumulation Period ("Y" or "N")?                       N
                                                                      -----
       Class B Accumulation Period ("Y" or "N")?                       N
                                                                      -----
       Early Amortization Period ("Y" or "N")?                         N
                                                                      -----
       Class B Investor Amount paid in full ("Y" or "N")?              N
                                                                      -----


       MASTER TRUST INFORMATION

       Receivables

       1.  The aggregate amount of Receivables less all Receivables in Charged-Off Accounts as of the end of the last day of
           the Collection Period was equal to:                                 $   1,635,078,742.63

       2.  The aggregate amount of Principal Receivables as of the end of the last day of the Collection Period (not including
           reduction for Discount Receivables) was equal to:                   $   1,604,126,986.62

       3.  The average Discount Percentage for the Collection Period:                         2.00%

       4.  The aggregate amount of Discount Option Receivables as of
           the end of the last day of the Collection Period was equal to:      $      32,082,539.73

       5.  The aggregate amount of Principal Receivables as of the end of the last day of the Collection Period (including
           reduction for Discount Receivables) was equal to:                   $   1,572,044,446.89

       6.  The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
           increase for Discount Receivables) was equal to:                    $      30,951,756.01

       7.  The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
           increase for Discount Receivables) was equal to:                    $      63,034,295.74

       8.  The average amount of Receivables for the Collection
           Period was equal to:
           a. Average Principal Receivables                                    $   1,569,017,185.73
           b. Average Total Receivables                                        $   1,632,471,891.18

       9.  The Transferor Amount as of the end of the last day of the
            Collection Period:                                                 $      42,044,446.89

       10. Minimum Transferor Amount required as of end of last day of
           Collectiion Period:                                                 $               0.00

       11. The aggregate amount of Principal Charge-Offs for the
           Collection Period was equal to:                                     $      12,673,796.15

       12. The aggregate amount of Finance Charge Charge-Offs
           for the Collection Period was equal to:                             $       2,376,904.79

       13. The Excess Funding Account Balance as of the end of the
           last day of the Collection Period                                   $               0.00


       Collections

       14. The aggregate amount of Principal Collections for the
           Collection Period was equal to:
           a.)  Collection of Principal Receivables:                           $     119,952,776.52
           b.)  Recoveries:                                                            2,108,597.57
           c.)  Discount Receivable Collections:                               $      (2,399,055.53)
                                                                                --------------------
           d.) Total Principal Receivable Collections:                         $     119,662,318.56


       15. The aggregate amount of Finance Charge Collections for the
           Collection Period was equal to:
           a.)  Collection of Finance Charge Receivables                       $      27,272,356.25
           b.)  Interchange Amount                                             $       1,924,727.19
           c.)  Discount Receivable Collections                                $       2,399,055.53
                                                                                --------------------
           d.)  Total Finance Charge Receivable Collections                    $      31,596,138.97

       16. The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
           Account for the Collection Period:                                  $               0.00

       17. The aggregate amount of Collections processed for the
           Collection Period:                                                  $     151,258,457.53

       Invested Amounts

       18. The 1997-1 Net Investment at the end of the last day of the
           Collection Period was equal to:
           a. Class A-1 Invested Amount                                        $      15,000,000.00
           b. Class A-2 Invested Amount                                        $      15,000,000.00
                                                                                --------------------
           c. Total                                                            $      30,000,000.00

       19. The average amount of the 1997-1 Net Investment for the
           Collection Period was equal to:
           a. Class A-1 Invested Amount                                        $      15,000,000.00
           b. Class A-2 Invested Amount                                        $      15,000,000.00
                                                                                --------------------
           c. Total                                                            $      30,000,000.00

       20. The 1997-2 Net Investment at the end of the last day of the
           Collection Period was equal to:
           a.  Class A                                                         $     603,000,000.00
           b.  Class B                                                         $     135,000,000.00
           c.  Collateral Indebtedness Interest                                $      63,000,000.00
           d.  Class D                                                         $      99,000,000.00
                                                                                --------------------
           e.  Total                                                           $     900,000,000.00

       21. The average amount of the 1997-2 Net Investment for the
           Collection Period was equal to:
           a.  Class A                                                         $     603,000,000.00
           b.  Class B                                                         $     135,000,000.00
           c.  Collateral Indebtedness Interest                                $      63,000,000.00
           d.  Class D                                                         $      99,000,000.00
                                                                                --------------------
           e.  Total                                                           $     900,000,000.00


       22. The 1998-1 Net Investment at the end of the last day of the
           Collection Period was equal to:
           a.  Class A                                                         $     402,000,000.00
           b.  Class B                                                         $      90,000,000.00
           c.  Collateralized Trust Obligations                                $      48,000,000.00
           d.  Class D                                                         $      60,000,000.00
                                                                                --------------------
           e.  Total                                                           $     600,000,000.00

       23. The average amount of the 1998-1 Net Investment for the
           Collection Period was equal to:
           a.  Class A                                                         $     402,000,000.00
           b.  Class B                                                         $      90,000,000.00
           c.  Collateralized Trust Obligations                                $      48,000,000.00
           d.  Class D                                                         $      60,000,000.00
                                                                                --------------------
           e.  Total                                                           $     600,000,000.00

       24. The aggregate Invested Amount across all series of Investor
           Certificates outstanding as of the end of the last day of the
           Collection Period:                                                  $   1,530,000,000.00

       Series 1998-1 Allocation Percentages

       25. The Fixed Allocation Percentage with respect to the Collection
           Period:
                       a.  Class A                                             %              0.00%
                       b.  Class B                                             %              0.00%
                       c.  Collateralized Trust Obligations                    %              0.00%
                       d.  Class D                                             %              0.00%
                                                                                --------------------
                       e.  Series 1998-1 Total                                                0.00%

       26. The Floating Allocation Percentage with respect to the
           Collection Period:
                       a.  Class A                                             %             25.64%
                       b.  Class B                                             %              5.74%
                       c.  Collateralized Trust Obligations                    %              3.06%
                       d.  Class D                                             %              3.83%
                                                                                --------------------
                       e.  Series 1998-1 Total                                               38.26%

       Allocation of Collections

       27. The Series 1998-1 allocation of Collections of Principal
           Receivables for the Collection Period:
                       a.  Class A                                             $      30,678,387.54
                       b.  Class B                                             $       6,868,295.72
                       c.  Collateralized Trust Obligations                    $       3,663,091.05
                       d.  Class D                                             $       4,578,863.81
                                                                                --------------------
                       e.  Series 1998-1 Total                                 $      45,788,638.12


       28. The Series 1998-1 allocation of Collections of Finance
           Charge Receivables for the Collection Period:
                       a.  Class A                                             $       8,100,449.73
                       b.  Class B                                             $       1,813,533.52
                       c.  Collateralized Trust Obligations                    $         967,217.88
                       d.  Class D                                             $       1,209,022.35
                                                                                --------------------
                       e.  Series 1998-1 Total                                 $      12,090,223.48

       Portfolio Yield and Delinquencies

       29. The Portfolio Yield for the  Collection Period:                     %             14.01%

       30. The 3-month average Portfolio Yield for the three most recent
           Collection Periods:                                                 %             13.86%

       31. The Base Rate for the Collection Period:                            %              8.81%

       32. The 3-month average Base Rate for the three most recent
           Collection Periods:                                                 %              9.26%

       33. The 3-month average Portfolio Adjusted Yield:                       %              4.60%

       34. The amount of Shared Excess Finance Charge Collections allocable to Series 1998-1 with respect to any Finance Charge
           Shortfall in such Series for the Collection Period:                 $               0.00

       35. The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
           (a) Delinquent 31 to 60 days                                               38,717,829.74
           (b) Delinquent 61 to 90 days                                               28,099,214.73
           (c) Delinquent 91 days or more                                             47,187,477.58

       Determination of Monthly Interest

       36. Class A Monthly Interest:
                       a.  Class A Monthly Interest                            $       2,275,333.96
                       b.  Funds allocated and available to pay Class A
                            Monthly Interest for the Collection Period (4.3a)  $       8,100,449.73
                       c.  Class A Interest Shortfall (b less a)               $               0.00
                       d.  Class A Additional Interest                         $               0.00

       37. Class B Monthly Interest:
                       a.  Class B Monthly Interest                            $         571,028.13
                       b.  Funds allocated and available to pay Class B
                           Monthly Interest for the Collection Period (4.3b)   $       1,813,533.52
                       c.  Class B Interest Shortfall (b less a)               $               0.00
                       d.  Class B Additional Interest                         $               0.00

       38. CTO Monthly Interest and Class D Monthly Interest:
                       a.  CTO/Class D Monthly Interest                        $         673,150.42
                       b.  Funds allocated and available to pay CTO/
                           Class D Monthly Interest for the Collection Period  $       2,176,240.23
                       c.  CTO/Class D Interest Shortfall (b less a)           $               0.00
                       d.  CTO/Class D Additional Interest                     $               0.00

       Determination of Monthly Principal

       39. Class A Monthly Principal (pursuant to section 4.4a):
                    (X)a.  Available Principal Collections on deposit in the
                           Collection Account and available for distribution:  $               0.00
                    (Y)a.  Controlled Accumulation Amount                      $               0.00
                       b.  Deficit Controlled Accumulation Amount                              0.00
                                                                                --------------------
                       c.  Controlled Deposit Amount (sum a + b)                               0.00
                    (Z)a.  Class A Invested Amount                             $     402,000,000.00
           Class A Monthly Principal (the least of x,y,z)                      $               0.00

       40. Class B Monthly Principal (pursuant to section 4.4b)
           (distributable only after payout of Class A)
                    (X)a.  Available Principal Collections on deposit in the
                           Collection Account and available for distribution:  $               0.00
                    (Y)a.  Controlled Accumulation Amount                      $               0.00
                       b.  Deficit Controlled Accumulation Amount              $               0.00
                                                                                --------------------
                       c.  Controlled Deposit Amount (sum a + b)               $               0.00
                    (Z)a.  Class B Invested Amount                             $      90,000,000.00
           Class B Monthly Principal (the least of x,y,z)                      $               0.00

       41. CTO Monthly Principal
                       a.  pursuant to 4.4c (i) prior to occurrence of
                           Early Amortization or payment in full of the
                           Class B Investor Amount (optional)                  $               0.00
                       b.  pursuant to 4.4c (ii) prior to occurrence of
                           Early Amortization or payment in full of the
                           Class B Investor Amount                             $               0.00

       Available Funds

       42. Class A Available Funds
                       a.  Class A Finance Charge allocation                   $       8,100,449.73
                       b.  Prior to Class B Principal Commencement Date, the
                           amount of Principal Funding Investment Proceeds for
                           such prior Collection Period                        $               0.00
                       c.  Any amount of Reserve Account withdrawn and
                           included in Class A Available Funds (section 4.14d) $               0.00
                       d.  Class A Available Funds (sum a-c)                   $       8,100,449.73

       43. Class B Available Funds
                       a.  Class B Finance Charge allocation                   $       1,813,533.52
                       b.  On or After Class B Principal Commencement Date, the
                           amount of Principal Funding Investment Proceeds for
                           such prior Collection Period                        $               0.00
                       c.  Any amount of Reserve Account withdrawn and
                           included in Class B Available Funds (section 4.14d) $               0.00
                       d.  Class B Available Funds (sum a-c)                   $       1,813,533.52

       44. CTO Available Funds:
                       a.  CTO Finance Charge allocation                       $         967,217.88

       45. Class D Available Funds
                       a.  Class D Finance Charge allocation                   $       1,209,022.35


       Reallocated Principal Collections

       46. Class D Subordinated Principal Collections (to the extent           $               0.00
           needed to fund Required Amounts)

       47. CTO Subordinated Principal Collections (to the extent               $               0.00
           needed to fund Required Amounts)

       48. Class B Subordinated Principal Collections (to the extent           $               0.00
           needed to fund Required Amounts)

       49. Total Reallocated Principal Collections                             $               0.00


       Investor Default Amounts

       50. Class A Investor Default Amount                                     $       3,249,240.32


       51. Class B Investor Default Amount                                     $         727,441.86


       52. CTO Investor Default Amount                                         $         387,968.99


       53. Class D Investor Default Amount                                     $         484,961.24


       54. Aggregate Investor Default Amount                                   $       4,849,612.41


       Allocable Amounts for Series 1998-1

       55. The Allocable Amount for Series 1998-1 as of the end of the
           Collection Period (Inv Default Amt + Series 98-1 Adjust Amt)
                Class A                                                        $       3,249,240.32
                Class B                                                        $         727,441.86
                CTO                                                            $         387,968.99
                Class D                                                        $         484,961.24
                                                                                --------------------
           Aggregate Allocable Amount                                          $       4,849,612.41


       Required Amounts for Series 1998-1

       56. Class A Required Amount (section 4.5a)
                    (a)  i.  Class A Monthly Interest for current Distribution
                             Date                                              $       2,275,333.96
                        ii.  Class A Monthly Interest previously due but not
                             paid                                              $               0.00
                       iii.  Class A Additional Interest for prior Collection
                             Period or previously due but not paid             $               0.00
                       iv.   Class A Allocable Amount                          $       3,249,240.32
                        v.   Class A Servicing Fee, including previously due
                             but not paid (if FNANB is no longer Servicer)     $               0.00
                    (b)      Class A Available Funds                           $       8,100,449.73
                       -----------------------------------------------------------------------------
                             Class A Required Amount (sum of a-f minus g)      $               0.00

       57. Class B Required Amount (section 4.5b)
                    (x)  i.  Class B Monthly Interest for current Distribution
                             Date                                              $         571,028.13
                        ii.  Class B Monthly Interest previously due but not
                             paid                                              $               0.00
                       iii.  Class B Additional Interest for prior Collection
                             Period or previously due but not paid             $               0.00
                       iv.   Class B Servicing Fee, including previously due
                             but not paid (if FNANB is no longer Servicer)     $               0.00
                             Class B Available Funds                           $       1,813,533.52
                    (y)      Excess of Class B Allocable Amount over
                             funds available to make payments (section 4.8d)   $               0.00
                       -----------------------------------------------------------------------------
                             Class B Required Amount ((sum of i-iv) minus Class$               0.00
                             Available funds plus y)

       58. CTO/Class D Required Amount (section 4.5c)
                    (x)i.  CTO/Class D Monthly Interest for current
                           Distribution date                                   $         673,150.42
                      ii.  CTO/Class D Monthly Interest previously
                           due but not paid                                    $               0.00
                     iii.  CTO/Class D Additional Interest for prior
                           Collection Period or previously due but not paid    $               0.00
                      iv.  CTO/Class D Servicing Fee, including previously due
                           but not paid (if FNANB is no longer Servicer)       $               0.00
                           CTO/Class D Available Funds                         $       2,176,240.23
                    (y)    Excess of CTO/Class D Allocable Amount
                           amount over funds available to make payments        $               0.00
                           CTO/Class D Required Amount ((sum of i-iv minus
                           CTO/Class D Available Funds plus y)                 $               0.00

       Investor Charge-Offs

       59. The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, CTO Invested
           Amount and Class D Invested Amount
                       a.  Class A                                             $               0.00
                       b.  Class B                                             $               0.00
                       c.  CTO                                                 $               0.00
                       d.  Class D                                             $               0.00

       60. The aggregate amount of Class B Investor Charge-Offs and the reductions  in the CTO Invested Amount and Class D
           Invested Amount
                       a.  Class B                                             $               0.00
                       b.  CTO                                                 $               0.00
                       c.  Class D                                             $               0.00

       61. The aggregate amount of CTO Charge-Offs and the reductions in Class D Invested Amount
                       a.  CTO                                                 $               0.00
                       b.  Class D                                             $               0.00

       Servicing Fee

       62. Class A Servicing Fee for the Collection Period                     $         670,000.00

       63. Class B Servicing Fee for the Collection Period                     $         150,000.00

       64. CTO Servicing Fee for the Collection Period                         $          80,000.00

       65. Class D Servicing Fee for the Collection Period                     $         100,000.00

       Enhancement
                 (18% of total Invested Amount)
       66. Required Enhancement Amount
                       a.  Invested Amount as of the last day of the Collection
                           Period                                              $     600,000,000.00
                       b.  Required Enhancement Amount (line a times 18%)      $     108,000,000.00

       67. Enhancement Surplus
                       a.  Amount on Deposit in the Cash Collateral Account    $               0.00
                       b.  CTO Invested Amount                                 $      48,000,000.00
                       c.  Class D Invested Amount                             $      60,000,000.00
                       d.  Required Enhancement Amount                         $     108,000,000.00
                       e.  Enhancement Surplus ((sum of a:c) less d)           $               0.00
                       f.  Enhancement deficiency, deposit excess Finance
                           Charge to Cash Collateral Account                   $               0.00


       68. CTO Enhancement
                       a.  Enhancement Percentage                              %             10.00%
                       b.  Required CTO Enhancement Amount                     $      60,000,000.00
                       c.  Available CTO Enhancement Amount                    $      60,000,000.00

       Reserve Account

       69. Lowest historical 3-month Portfolio Adjusted Yield
           (must be > 4%, or line 70 will adjust accordingly)                  %              4.18%

       70. Reserve Account Funding Date (based on line 69)                                  8/15/00

       71. Required Reserve Account Amount (after the Reserve Account
           Funding Date, 0.5% times the Class A Adjusted Investor Amount)      $       3,000,000.00

       72. Available Reserve Account Amount
                       a.  Amount of deposit in the Reserve Account on the
                           Distribution Date                                   $               0.00
                       b.  Required Reserve Account Amount                     $               0.00
                                                                                --------------------
                       c.  Available Reserve Account Amount                    $               0.00

       Principal Funding Account

       73. Principal Funding Account Balance as of prior Distribution Date     $               0.00

       74. Deposit to the Principal Funding Account on the current
           Distribution Date                                                   $               0.00

       75. Withdrawal from the Principal Funding Account on the current
           Distribution Date                                                   $               0.00

       76. Principal Funding Account Balance as of the current
           Distribution Date                                                   $               0.00

       77. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

       Certificate LIBOR Determination

       78. Certificate LIBOR Determination date for the Collection Period                   7/13/00

       79. Certificate LIBOR rate for the Collection Period                    %           6.62625%

       80. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.



           In July, 2000, the Servicer discovered that a data processing error, associated with a change in cardholder terms, caused a small percentage of Collections of Finance Charge Receivables processed during May 2000, June 2000 and July 2000 to be classified as
           Collections of Principal Receivables. The reclassification of Collections did not have an adverse effect on the interests of the Certificateholders, but did cause various items reported in this statement and the statements for the affected months to be misstated. The Servicer is working diligently with its outside data processing company to address the classification problem and expects to resolve all data processing issues within 30-60 days. The Servicer does not expect to restate affected months.



                   IN WITNESS WHEREOF, THE undersigned has duly executed and delivered this Certificate this 15th day of AUGUST, 2000.

                                         FIRST NORTH AMERICAN NATIONAL BANK,
                                         as Servicer


                                         By ____________________________________
                                         Name:  Philip J. Dunn
                                         Title:    Vice President